SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 13, 2001


                         Promistar Financial Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Pennsylvania                    0-12377             25-1441348
  ---------------------------          ------------       -------------------
 (State or other jurisdiction          (Commission        (IRS Employer
 of incorporation)                     File Number)       Identification No.)


                    551 Main Street, Johnstown, PA 15907-1146
            ------------------------------------------- -------------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (814) 532-3801



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Item 5.     Other Events.

         On June 13, 2001, F.N.B. Corporation ("FNB") and Promistar Financial Corporation ("Promistar"), announced that they had entered into an Agreement and Plan of Merger, dated as of June 13, 2001 (the "Agreement"), which sets forth the terms and conditions pursuant to which Promistar would be merged with and into FNB (the "Merger"). The Agreement provides, among other things, that as a result of the Merger, each outstanding share of common stock of Promistar will be converted into the right to receive 0.926 shares of FNB's common stock. Consummation of the Merger is subject to a number of conditions, including, but not limited to, the approval of the Agreement and the Merger by the shareholders of FNB and Promistar and the receipt of requisite regulatory approvals. A copy of the Agreement is filed as Exhibit 2.1 hereto and is hereby incorporated herein by reference.

         After consummation of the Merger, FNB and Promistar intend to merge Promistar's banking subsidiary, Promistar Bank, with and into FNB's Pennsylvania banking subsidiary, First National Bank of Pennsylvania ("FNB Bank"). Pursuant to the Agreement, three directors of Promistar will become directors of FNB and five directors of Promistar will become directors of FNB Bank.

         In connection with the Agreement, Promistar and FNB entered into a Stock Option Agreement, dated as of June 13, 2001, pursuant to which Promistar granted FNB an option (the "Option") to purchase up to 2,975,830 shares of Promistar's common stock (subject to adjustment as set forth therein), which would represent 19.99% of Promistar's outstanding shares of common stock, at a purchase price of $17.306 per share (subject to adjustment as set forth therein). The Option will become exercisable upon the occurrence of certain events, as specified in the Stock Option Agreement, none of which has occurred as of June 14, 2001. A copy of the Stock Option Agreement is filed as Exhibit
10.1 hereto and is incorporated herein by reference.

         The joint press release, dated June 14, 2001, issued by FNB and Promistar with respect to the announcement of the transaction described herein is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference in its entirety.

         The foregoing descriptions of and references to all of the above-mentioned agreements and documents are qualified in their entirety by reference to the complete texts of the agreements and documents which are filed herewith and incorporated by reference herein as exhibits to this Current Report on Form 8-K.

         The press release incorporated herein by reference contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to,
(i) statements about the potential or expected benefits of a merger between FNB and Promistar, including future financial and operating results, cost savings and affect on earnings per share that may be realized from the merger; (ii) statements with respect to FNB's plans, objectives and intentions for the merger and for the operation of the combined company; and (iii) other statements identified by words such as "believes", "expects",


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"anticipates",  "estimates",  "intends",  "plans",  "targets",  "projects",  and similar expressions. These statements are based upon the current beliefs and expectations of the management of FNB and Promistar and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of FNB or Promistar may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; 2) Promistar has not yet consummated its acquisition of FNH Corporation and such acquisition may experience delays or integration problems; (3) expected revenue synergies and cost savings from the merger may not be fully realized within the expected time frame or at all; (4) revenues following the merger may be lower than expected; (5) deposit attrition, operating costs, customer loss and business disruption, including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers, may be greater than expected following the merger; (6) the regulatory approvals required for the merger may not be obtained on the proposed terms or on the anticipated schedule; (7) the failure of FNB's or Promistar's shareholders to approve the merger; (8) competitive pressures among depository and other financial institutions may increase significantly and may have an effect on pricing, spending, third-party relationships and revenues; (9) the strength of the United States economy in general and the strength of the local economies in which the combined company will conduct operations may be different than expected, resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on the combined company's loan portfolio and allowance for loan losses; and (10) changes in the United States and foreign legal and regulatory framework.

Item 7.     Financial Statements and Exhibits.

         (a)      Not applicable

(b)      Not applicable

         (c)      Exhibits

                  Exhibit 2.1      Agreement and Plan of Merger,   dated as   of
                                   June 13, 2001, between F.N.B. Corporation and Promistar Financial Corporation.

                  Exhibit 10.1     Stock Option Agreement, dated  as of June 13,
                                   2001,   between  F.N.B.   Corporation     and
                                   Promistar Financial Corporation.

                  Exhibit 99.1     Press Release dated June 14, 2001.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         PROMISTAR FINANCIAL CORPORATION




                         By:  /s/   JOHN H. ANDERSON
                              --------------------------------------------------
                                    John H. Anderson
                                    Chairman and
                                    Chief Executive Officer

Dated:  June 14, 2001

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                                  EXHIBIT INDEX
                                                   -------------


          Exhibit 2.1      Agreement  and   Plan of Merger, dated as of June 13,
                           2001, between    F.N.B.   Corporation  and  Promistar
                           Financial Corporation.

          Exhibit 10.1     Stock Option Agreement,   dated as of June 13,  2001,
                           between F.N.B. Corporation and Promistar    Financial
                           Corporation.

          Exhibit 99.1     Press Release dated June 14, 2001.



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